Exhibit 10.7

                          INVESTMENT BANKING AGREEMENT


         THIS AGREEMENT is made as of this 4th day of September 1996 by and between RTC CRUISES LTD., a Cayman Islands, British West Indies company with a place of business at 1390 South Dixie Highway, Suite 2114, Coral Gables, Florida 33146 and its permitted assigns (together "RTC") and LONDON MANHATTAN INTERNATIONAL LIMITED., a company incorporated under the laws of the Commonwealth of the Bahamas with a place of business at Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas ("London Manhattan").


                              W I T N E S S E T H:

         WHEREAS, London Manhattan intends to provide financial advisory services to RTC pursuant to the terms contained herein;

         WHEREAS, RTC wishes to compensate London Manhattan for such financial advisory services;

         WHEREAS, RTC is expected to receive substantial benefit by way of such financial advisory services;

         WHEREAS, RTC desires to retain London Manhattan to provide the financial advisory services set forth herein and to make itself available on a right of first refusal basis to provide further financial advisory services for RTC's subsequent financial requirements; and

         WHEREAS, London Manhattan desires to be retained to render such financial advisory services.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

         1. RETENTION OF LONDON MANHATTAN. RTC hereby retains London Manhattan exclusively to perform, and London Manhattan shall perform, advisory services related to RTC's contemplated equity financing, as described in Exhibit "A" attached hereto (the "Financing"). Subject to the conditions contained herein, London Manhattan shall furnish to RTC financial advice and recommendations with respect to such aspects of the business and affairs of RTC as RTC shall, from time to time, reasonably request upon reasonable notice. In addition, London Manhattan shall hold itself ready to assist RTC in evaluating and negotiating particular contracts or transactions and in arranging the Financing.

         If London Manhattan is successful in assisting RTC in completing the Financing and RTC plans to privately place any debt securities or equity securities prior to the expiration or termination of this Agreement (each of such transactions being hereinafter referred to as a "Secondary Financing Transaction"), then RTC shall provide written notice (the "Notice") of a Secondary Financing Transaction to London Manhattan. If London Manhattan advises RTC in writing of its willingness to act as a financial advisor within 10 days after receipt of the Notice, but RTC and London Manhattan are unable to agree upon the compensation to be paid by RTC

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to London Manhattan and/or the terms and conditions of the Secondary Financing
Transaction within 20 days after London Manhattan's receipt of the Notice, RTC may engage any third party to act as financial advisor in connection with the Secondary Financing Transaction; provided, however, that RTC does not agree to pay to such financial advisor compensation substantially similar to that proposed by London Manhattan and/or agree to terms and conditions of the Financing Transaction that are substantially similar to those proposed by London Manhattan.

         2. EXCLUSIVE AGENT. RTC hereby appoints London Manhattan as the exclusive agent for RTC to structure, arrange and coordinate the Financing. The Financing shall be undertaken in accordance with applicable SEC rules and regulations. This exclusive arrangement shall terminate on January 15, 1997, unless RTC has completed the Financing by such date. If the Financing is completed by January 15, 1997, London Manhattan shall have the right to nominate one person to serve on the Board of Directors of RTC for the term of this Agreement.

         3. BEST EFFORTS OF LONDON MANHATTAN. London Manhattan accepts such engagement as RTC's exclusive agent for the Financing and agrees to use its best efforts to structure, arrange for and coordinate completion of the Financing.

         4. REGISTRATION STATEMENT. RTC will take the steps necessary to prepare a Registration Statement on the appropriate form as prescribed under the Securities Act of 1933 (the "1933 Act"), together with the exhibits and including the related Prospectus and filing the same with the Washington office of the Securities and Exchange Commission. When the Registration Statement becomes effective, it will comply in all material respects with the provisions of the 1933 Act and the rules and regulations promulgated thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or otherwise necessary to make the statements therein not misleading. This representation and warranty shall apply to all statements contained in the Registration Statement or the Prospectus except those statements made in reliance upon a writing to RTC by London Manhattan expressly for the purpose of such reliance and inclusion. London Manhattan hereby represents and warrants to RTC that any information so furnished by London Manhattan will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or otherwise necessary to make any such statement therein not misleading. RTC shall provide London Manhattan (at RTC's expense) with such number of copies of the Registration Statement as shall be reasonably requested by London Manhattan.

         5. NASDAQ LISTING. RTC will use its best efforts to have its common stock, par value $.00003 per share, listed for quotation on the NASDAQ SmallCap market and will use its best efforts to maintain such listing for not less than 5 years, provided, however, that RTC may withdraw the listing of such stock on the NASDAQ SmallCap market no earlier than 12 months from the date that the Securities and Exchange Commission declares RTC's Registration Statement effective if RTC lists such shares on either the American Stock Exchange or the New York Stock Exchange.

         6. SUSPENSION OR OTHER PROCEEDINGS. It is understood that RTC and London Manhattan will each advise the other party immediately (and confirm promptly in writing) of the initiation of (or the receipt of any threat to initiate) any steps or proceedings which would impair

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or prevent the right to offer any of the Company's securities described in
Exhibit "A" attached hereto, or of the issuance of any "suspension order" or other prohibition preventing or impairing the proposed Financing by the Securities and Exchange Commission or any other regulatory authority.

         7. COMPENSATION TO LONDON MANHATTAN. If the Financing is completed by January 15, 1997 in accordance with the terms set forth in Exhibit "A," RTC shall contemporaneously with such closing issue to London Manhattan 376,000 restricted shares of RTC's common stock, par value $.00003 per share, and warrants to purchase an additional 282,000 restricted shares of RTC's common stock. Such warrants shall be in form and substance acceptable to RTC and London Manhattan and shall be exercisable commencing six months after the closing of the Financing for a period of 36 months from such closing. Such warrants shall be exercisable at an exercise price of $7.50 per share. The stock and warrants to be issued to London Manhattan pursuant to this Section 7 shall be fully assignable at the sole discretion of London Manhattan, subject to applicable law. It is understood and agreed by the parties hereto that if RTC is able to offer and sell less than the number of shares set forth in Exhibit "A" attached hereto at a price per share in excess of the purchase price set forth in Exhibit "A" attached hereto, then the number of shares of RTC's common stock and warrants to be issued to London Manhattan pursuant to this Section 7 shall be proportionately reduced and the exercise price of such warrants shall be proportionately increased. Such adjustment shall take into consideration the 188,500 shares of RTC's common stock issued to London Manhattan Communications L.L.C. under that certain consulting agreement of even date herewith.

         Commencing six months from, and ending three years from, the closing of the Financing, London Manhattan shall have the right to demand registration with the Securities and Exchange Commission of the 282,750 shares of RTC's common stock underlying the warrants issued to London Manhattan pursuant to this Section. After RTC's receipt of London Manhattan's written demand for such registration, RTC shall proceed to file with the Securities and Exchange Commission a registration statement under the 1933 Act on such form as RTC shall select. RTC will use its best efforts to cause such registration statement to become effective as soon as practicable following its receipt of such demand; provided, however, that RTC will not be required (a) to file any registration statement on more than one occasion or (b) to file any registration statement during any period of time (not to exceed six months) when RTC is contemplating an underwritten offering of its securities and, in the judgment of the managing underwriter thereof, such filing would have a material adverse effect on the contemplated offering. London Manhattan shall pay all costs and expenses associated with such registration, including, but not limited to, all reasonable legal and accounting fees relating thereto. London Manhattan shall pay all such fees and expenses within 30 days of a receipt of invoice therefor, it being understood and agreed by the parties hereto that RTC shall not cause the registration statement to be declared effective by the Securities and Exchange Commission unless and until all outstanding fees and expenses are paid by London Manhattan. In addition, London Manhattan shall provide RTC with such information with respect to the shares of common stock covered by the registration statement, the plans for the proposed disposition thereof, and such other information as shall in the opinion of counsel for RTC be necessary to enable RTC to include in such registration statement (or any amendment or supplement thereto) all material facts

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

required to be disclosed with respect to London Manhattan and the manner in which it intends to dispose of the shares of common stock covered by the registration statement.

         Contemporaneously with the closing of the Financing, RTC shall pay London Manhattan a commission of 10% and a non-accountable expense allowance of 3% of the total amount of the proceeds of the Financing. Nothing contained herein to the contrary shall prohibit London Manhattan from receiving any additional compensation under Section 8 hereof.

         For Secondary Financing Transactions undertaken by RTC with the assistance of London Manhattan, an investment banking fee may be agreed between the parties on an ad hoc basis. In addition, if RTC shall, within (24) months of the date of this Agreement, consummate any Secondary Financing Transaction with any party, who was first introduced to RTC by London Manhattan, then in the absence of a written agreement to the contrary, RTC shall pay to London Manhattan a fee with respect to such transaction calculated as 7% of the aggregate value of each of such Secondary Financing Transactions. "Aggregate Value" of the Secondary Financing Transactions shall be the gross value of the consideration paid to RTC for the common stock of RTC sold in such Secondary Financings Transaction and is independent of any third party brokerage commissions, if any, paid or payable by RTC in connection with such financings.

         8. GENERAL SERVICES OF LONDON MANHATTAN. London Manhattan shall hold itself ready to assist RTC in evaluating and negotiating particular contracts or transactions and in arranging financing for RTC's proposed business acquisitions and operations, if requested to do so by RTC, upon reasonable notice, and will undertake such evaluations, negotiations and financings upon prior written agreement as to additional compensation to be paid by RTC to London Manhattan with respect to such evaluations, negotiations and financings.

         9. AVAILABILITY OF LONDON MANHATTAN. All obligations of London Manhattan contained herein shall be subject to London Manhattan's reasonable availability for such performance, in view of the nature of the requested service and the amount of notice received. London Manhattan shall devote such time and effort to the performance of its duties hereunder as London Manhattan shall determine is reasonably necessary for such performance and in accordance with commercially reasonable standards. London Manhattan may look to such others for such factual information, investment recommendations, economic advice and/or research, upon which to base its advice to RTC hereunder, as it shall deem appropriate. RTC shall furnish to London Manhattan all information relevant to the performance by London Manhattan of its obligations under this Agreement, or particular projects as to which London Manhattan is acting as advisor, which will permit London Manhattan to know all facts material to the advice to be rendered (including any business plans, feasibility studies, valuations and periodic reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934), and all material or information reasonably requested by London Manhattan. In the event that RTC fails or refuses to furnish any such material or information reasonably requested by London Manhattan, and thus prevents or impedes London Manhattan's performance hereunder, any inability of London Manhattan to perform shall not be a breach of its obligations hereunder. Likewise, London Manhattan shall furnish to RTC any information it has in its possession related to the performance of its services hereunder.

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

         10. 1934 ACT REGISTRATION. RTC will prepare and file a Registration Statement with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as soon as possible. Such Registration Statement shall be declared effective contemporaneously with the effectiveness of the 1933 Act Registration Statement.

         11. OTHER ACTIVITIES. Nothing contained in this Agreement shall limit or restrict the right of London Manhattan or of any partner, employee, agent or representative of London Manhattan, to be a partner, director, officer, employee, agent or representative of, or to engage in, any other business, whether of a similar nature or not, nor to limit or restrict the right of London Manhattan to render services of any kind to any other corporation, firm, individual or association, except with respect to any entity whose business is directly or indirectly competitive to that of RTC.

         12. CONFIDENTIAL INFORMATION. London Manhattan will hold in confidence any confidential information which RTC provides to London Manhattan pursuant to this Agreement unless RTC gives London Manhattan permission in writing to disclose such confidential information to a specific third party. Notwithstanding the foregoing, London Manhattan shall not be required to maintain confidentiality with respect to information (i) which is or becomes part of the public domain; (ii) of which it had independent knowledge prior to disclosure and so advises RTC in writing within 5 business days of the receipt of such information; (iii) which comes into the possession of London Manhattan in the normal and routine course of its own business from and through independent non-confidential sources; or (iv) which is required to be disclosed by London Manhattan by governmental requirements. If London Manhattan is requested or required (by oral questions, interrogatories, request for information or document subpoenas, civil investigative demands, or similar process) to disclose any confidential information supplied to it by RTC, or the existence of other negotiations in the course of its dealings with RTC or its representatives, London Manhattan shall, unless prohibited by law, promptly notify RTC of such request(s) so that RTC may seek an appropriate protective order. This Section shall survive the termination of this Agreement under all circumstances.

         13. INDEMNIFICATION BY RTC. RTC shall indemnify, defend and hold London Manhattan and each officer, director, employee and agent of London Manhattan, and each person, if any, who controls London Manhattan within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses incurred by London Manhattan and such persons in connection with defending or investigating any such claim or liabilities whether or not resulting in any liability to London Manhattan or such persons) which London Manhattan or such persons may incur under the 1933 Act or any statute or at common law or otherwise, but only to the extent that such losses, claims, demands, liabilities and expenses shall arise out of or be based upon a violation or alleged violation of the federal and state securities laws or regulations, including any untrue statement or alleged untrue statement of a material fact contained in the 1933 Act Registration Statement or Prospectus or in any amendment to either of them, or shall arise out of or be based upon any omission or alleged omission to state therein a material fact required to be stated in such Registration Statement or Prospectus, in any amendment to either of them or necessary to make the statements in any of the foregoing not misleading; provided, however, that this indemnity agreement shall not apply to any such losses, claims, demands,

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

liabilities or expenses arising out of or based upon any violation of any federal or state securities law or regulation by London Manhattan, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or the Prospectus or in any amendment to either of them, or arising out of or based upon the omissions or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made in reliance upon information furnished in writing to RTC by London Manhattan expressly for use in such Registration Statement or Prospectus or in any amendment to either of them.

         The indemnity agreement by RTC in favor of London Manhattan set forth in this Section 13 shall neither be deemed nor construed to protect London Manhattan against any liability it may have to RTC or its securities holders to which London Manhattan would otherwise be subject by reason of willful misfeasance or nonfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         London Manhattan shall give RTC an opportunity to participate in the defense or preparation of the defense of any action brought against London Manhattan or any controlling person of London Manhattan or any other person indemnified under this Section 13 to enforce any such loss, claim, demand, liability or expense, and RTC shall have the right to so participate in (and, to the extent that it shall wish to direct) the defense thereof at RTC's own expense. This agreement of RTC under the indemnity set forth in this Section is expressly conditioned upon notice of such action having been sent by London Manhattan or controlling person, as the case may be, to RTC by letter, as provided in this Agreement, within 20 days after the commencement of such action against London Manhattan, controlling person(s) or other defendants, such notice being accompanied either by copies of papers served or filed in connection with such action or by a statement of the nature of the action to the extent known to London Manhattan, controlling person(s) or other defendants. Failure to notify RTC as herein provided of the commencement of any such action shall relieve RTC of its liability under this indemnity, but failure to notify RTC as herein provided shall not relieve RTC from any liability which it may have to London Manhattan, any controlling person thereof or others otherwise than on account of the indemnity agreement contained in this Agreement.

         14. INDEMNIFICATION BY LONDON MANHATTAN. London Manhattan agrees to indemnify and hold harmless RTC and each director, officer, employee and agent of RTC and each person, if any, who controls RTC within the meaning of Section 15 of the 1933 Act, from and against any and all losses, claims, demands, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the 1933 Act Registration Statement or Prospectus or in any amendment to either of them, or the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such losses, claims, demands, liabilities and expenses result from the use of written information furnished to RTC by London Manhattan for use in the preparation of such Registration Statement or Prospectus or in any amendment to either of them.

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

         RTC shall give London Manhattan an opportunity to participate in the defense or preparation of the defense of any action brought against RTC to enforce any such loss, claim, demand, liability or expense, and RTC shall have the right to so participate in (and, to the extent that it shall wish, to direct) the defense of such action at the London Manhattan's own expense, but such defense shall be conducted by counsel of recognized standing and satisfactory to RTC or such controlling person or persons, defendant or defendants in such litigation. London Manhattan's liability under the indemnity set forth in this Section is expressly conditioned upon notice of any such action having been sent by RTC by letter, as provided in this Agreement, within 20 days after the commencement of such action against RTC, such notice being accompanied either by copies of papers served or filed in connection with such action or a statement of the nature of the action to the extent known to RTC. Failure to notify London Manhattan as herein provided of the commencement of any such action shall relieve London Manhattan of its liability under this indemnity, but failure to notify London Manhattan as herein provided shall not relieve London Manhattan from any liability which it may have to RTC or the stockholders thereof otherwise than on account of the indemnity agreement contained in this Section.

         15. INDEMNITY PROVISIONS NOT EXCLUSIVE. The provisions of Section 13, 14, and 17 shall not in any way prejudice any right which London Manhattan may have against RTC or which RTC may have against London Manhattan under any statute, other than the 1933 Act, at common law or otherwise.

         16. SURVIVAL. The indemnity agreements contained in Sections 13, 14, 15, and 17 shall survive the closing of the Financing or other termination of this Agreement and shall inure to the benefit of RTC and London Manhattan and the successors of any of them and shall be valid regardless of any investigation made by or on behalf of London Manhattan or RTC.

         17. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 13 and 14 is applicable in accordance with its terms but for any reason is held to be unavailable for RTC or London Manhattan, RTC and London Manhattan will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action or any claims asserted, but after deducting any contribution received by RTC from persons other than London Manhattan, such as persons who control RTC within the meaning of the 1933 Act, officers of RTC who signed the 1933 Act Registration Statement and directors of RTC who also may be liable for contribution) to which RTC and London Manhattan may be subject in such proportion so that London Manhattan is responsible for the commission appearing on the cover of the 1933 Act Prospectus and RTC is responsible in such proportion as shall be appropriate to reflect the relative benefits received by RTC. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of RTC, on the one hand, and London Manhattan on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the

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untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by RTC or London Manhattan, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. RTC and London Manhattan agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section shall be deemed to include, for purpose of this Section, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, London Manhattan shall be required to contribute any amount in excess of the commission received by it, and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, any person who controls a party to this Agreement within the meaning of the 1933 Act will have the same rights to contributions as that party, and each officer of RTC who signed the 1933 Act Registration Statement will have the same rights to contribution as RTC, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         18. NON-WAIVER. The failure or neglect of the parties hereto to insist, in any one or more instances, upon the strict performance of any of the terms and conditions of this Agreement, or their waiver of strict performance of any of the terms and conditions of this Agreement, shall not be construed as a waiver or relinquishment in the future of such term or condition, but the same shall continue in full force and effect.

         19. TERM. This Agreement is for an initial term of (24) months, subject to the right of RTC to cancel this Agreement on or after January 15, 1997 in the event that RTC has not been able to complete the Financing by such time. This Agreement may also be terminated by a party if the other party hereto is in breach of its material obligations hereunder.

         20. NOTICES. Any notices hereunder shall be sent to RTC and to London Manhattan by registered or certified mail, postage prepaid, or by overnight mail or telecopier, and shall be deemed to have been given when deposited in the United States mail addressed to the respective party's address on the signature page of this Agreement.

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         21. MISCELLANEOUS.

             (a) This Agreement has been made in the State of Florida and shall be construed and governed in accordance with the laws thereof without giving effect to its provisions governing conflicts of law.

             (b) This Agreement contains the entire agreement between the parties, may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties relating to the subject matter hereof.

             (c) This Agreement may be signed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

         22. AUTHORITY OF RTC AND LONDON MANHATTAN. RTC and London Manhattan represent and warrant to each other that each such corporation has all necessary corporate power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby and that the execution and delivery of this Agreement by each party and the consummation by London Manhattan and RTC of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate action on the part of RTC and London Manhattan is necessary to authorize this Agreement or to consummate the transactions contemplated herein.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

LONDON MANHATTAN                           RTC CRUISES LTD.
INTERNATIONAL LIMITED



By: /s/  Robert Stoodley                   By:  /s/  Douglas H. MacGarvey
    ------------------                          -------------------------


Charlotte House, Charlotte Street,         1390 South Dixie Highway, Suite 2114
P.O. Box N-341                             Coral Gables, Florida 33146
Nassau, Bahamas                            Telephone:  (305) 663-9072
Telephone and Facsimile:  (305) 892-9512   Facsimile:  (305) 663-9521

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                                   EXHIBIT "A"


         1. The authorized capital of RTC consists of Fifty Thousand Dollars divided into 10,000,000 shares of common stock, par value $.00003 per share (the "Common Stock"), of preferred stock, par value $.00003 per share (the "Preferred Stock"), or a combination of Common Stock and Preferred Stock as the Board of Directors of RTC may determine. As at the date of this Agreement, RTC has 3,760,000 shares of Common Stock issued and outstanding.

         2. RTC will offer and attempt to sell 1,400,000 shares of its convertible redeemable preferred stock, par value $.00003 per share (the "Convertible Preferred Stock"), entirely outside of the United States with the assistance of London Manhattan, pursuant to the terms and conditions of the investment banking agreement between RTC and London Manhattan. The purchase price of the Preferred Stock will be $5.00 per share (the "Purchase Price"). The Convertible Preferred Stock will not be listed for quotation on the NASDAQ SmallCap market.

         3. The Convertible Preferred Stock is entitled to a preference solely with respect to the liquidation of the assets of the RTC over the Common Stock. In all other respects, holders of the Convertible Preferred Stock will have the same rights as holders of Common Stock.

         4. The holders of the Convertible Preferred Stock shall have the option, every six months from the date that the Preferred Stock is initially issued, to convert up to 25% of the shares of the Convertible Preferred Stock beneficially owned by each holder into shares of Common Stock, the number of which is calculated as the lesser of either (a) one share of Common Stock for each share of Preferred Stock, or (b) by multiplying the number of shares of the Convertible Preferred Stock to be converted by the Purchase Price and the result of such multiplication is then divided by the average closing bid price of the Common Stock as quoted on the NASDAQ system or in the over-the-counter market for the five days prior to the date that the certificate evidencing the Convertible Preferred Stock is mailed to the Company's transfer agent for conversion discounted by 20%. All of the Convertible Preferred Stock will be automatically converted into Common Stock two years from the date that the Convertible Preferred Stock is initially issued.

         5. RTC has the option, at any time, to redeem all or any part of the Convertible Preferred Stock at $7.50 per share, subject to the right of the holders of the Convertible Preferred Stock to convert their shares of the Convertible Preferred Stock into Common Stock upon receipt of RTC's notice of conversion.